Interest Rate Swap	12 Months Ended
Dec. 31, 2012
Interest Rate Swap [Abstract]
Interest Rate Swap [Text Block]

Note 9 – Interest Rate Swap

Also as a condition of the refinancing with PNC, PNC required the Company to enter into an “Interest Rate Protection Agreement” for an amount of no less than $1,000,000 within thirty days after the closing date of the Agreement. On November 13, 2012 the Company entered into an Interest Rate Swap Agreement (“swap”) with PNC in order to hedge the cash flow requirements for the variable interest rate associated with the PNC Term Loan. This type of swap is also generally known as a “Floating for Fixed Rate” swap agreement. This swap met the conditions required by the Agreement as an “Interest Rate Protection Agreement”.

The general terms of the swap are as follows:

Notional Amount:	$11,000,000
Issue Date:	11/13/2012
Maturity Date:	11/2/2015
Fixed Rate:	0.64%
Floating Rate:	Determined monthly per index, originated at 0.209%
Floating Index:	USD LIBOR 1 Month BBA Bloomberg

As such, the floating variable interest rate associated with the Term Loan debt of 4.25% plus LIBOR was swapped for a fixed rate, as obtained and locked into for the duration of the PNC Term Loan through the swap, of 4.25% plus 0.64%. The Company entered into the swap for the purposes of hedging, not for the purpose of speculation.

As noted above, the Company was only required to enter into an “Interest Rate Protection Agreement” for an amount no less than $1,000,000. However, the Company elected to enter into a swap agreement for the originated Term Loan principal balance of $11,000,000. The rationale and intent for entering into a swap at the Term Loan principal balance, rather than a lower amount, was multi-fold. First, the Company desired to manage (or hedge) over the life of the Term Loan the Company’s interest rate risk (cash flow risk). Second, the Company desired to manage its results of operations as reported on its Statement of Income within its Financial Statements (net income risk), from reporting period to reporting period. Third, the Company desired to align the terms and conditions of the swap to mirror the terms and conditions of the PNC Term Loan; this would allow management to better evidence the effectiveness of the swap, as required by generally accepted accounting principles, in order to hedge against cash flow and net income risk noted above (due to a sound correlation between the terms and conditions of the swap and the terms and conditions of the Term Loan, which was management’s intent, management does not expect there to be any non-effectiveness in the cash flow hedge created by the swap in the current or any future periods). Through this analysis, the Company elected to treat the derivative as a cash-flow hedge, for accounting purposes.

At November 13, 2012, and again at December 31, 2012, the Company valued the interest rate swap. At November 13, 2012, the swap was valued near zero (as was expected for this type of derivative instrument). At December 31, 2012, an updated valuation was performed and the Company recorded current liabilities of $24,048 (classified as Accounts payable and accrued liabilities), and long-term assets of $16,171 (classified as Other Assets) associated with the swap.

Due to the Company’s election to treat the swap as a cash-flow hedge, the Company recorded the change in valuation of $4,805 (net of taxes of $3,072) as an unrealized loss within Accumulated other comprehensive income for the year ended December 31, 2012.